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                                                                    EXHIBIT 10.4

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") dated this 27th day of March, 2002 is executed and delivered by GARCIA ACQUISITION SUB, INC., a Missouri corporation ("Grantor") in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Secured Party") pursuant to the terms of the Loan Agreement (hereinafter defined).

                               W I T N E S S E T H

     WHEREAS, TALX Corporation, a Missouri corporation ("Borrower") has obtained, or is about to obtain, an Aggregate Commitment pursuant to that certain Loan Agreement (as may be amended, restated or modified from time to time, the "Loan Agreement") of even date herewith by and among Borrower, Secured Party, individually and as Administrative Agent, and Southwest Bank of St. Louis (collectively Secured Party, individually, and Southwest Bank of St. Louis are referred to herein as "Lenders") pursuant to which loans made by Lenders to Borrower thereunder (each a "Loan" and collectively "Loans") are evidenced by certain Revolving Note(s) and Term Note(s) of the Borrower all of even date herewith which together aggregate in the principal amount of up to Forty Million Dollars ($40,000,000.00) and which are all due and payable at the times and pursuant to the terms and conditions of the Loan Agreement (all such Revolving Note(s) and Term Note(s) are referred to collectively herein as the "Notes");

     WHEREAS, the Borrower owns, directly or indirectly, all or substantially all of the equity interest in Grantor and Grantor acknowledges that Lenders refused to enter in to the Loan Agreement or make the Loans unless Grantor executed and deliver to Secured Party for the ratable benefit of the Lenders that certain Guaranty of Garcia dated of even date herewith (as may be amended, restated or modified from time to time, the "Guaranty");

     WHEREAS, Grantor, desirous of having Lenders make and/or continue to make Loans to Borrower which will inure to the direct and indirect financial benefit of Grantor, executes this Agreement in the favor of Agent for the ratable benefit of the Lenders in order to induce Lenders to make Loans and any other advances, loans, extensions of credit, future advances or additional loans, directly or indirectly, to Borrower and to grant to Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as Lender may deem advisable; and

     WHEREAS, Grantor and the Secured Party desire to secure the Obligations (hereinafter defined) for the ratable benefit of Lenders pursuant to the terms of the Loan Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by the Lenders of the Loan Agreement, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the Grantor, the Grantor hereby agrees with the Secured Party as follows.

     1. GRANT OF SECURITY INTEREST. To secure the Obligations, Grantor hereby grants to Secured Party, for the ratable benefit of the Lenders pursuant to the terms of the




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Loan Agreement, a continuing lien on and security interest in, and the right to set off against, any and all right, title and interest of the Grantor, whether now, or hereafter, owned, existing, created, acquired or arising, in and to any and all of Grantor's personal property, wherever located and whomever held by (collectively the "Collateral"). The Collateral includes, but is not limited to, the following:

          (i) All Accounts, accounts receivable, Deposit Accounts, promissory notes and other obligations owed to Grantor that arise from the sale, rental or lease of Inventory, goods or other property of Grantor or the rendering of services by Grantor, and all Chattel Paper, Instruments (including Promissory Notes), Documents, drafts, contract rights and acceptances, Health-Care-Insurance Receivables, Letter-of-Credit Rights and other forms of obligations (including but not limited to all obligations that may be characterized as General Intangibles or otherwise under the
     UCC) respecting the rights of Grantor to the payment of money from others and all other rights to the payment of money;

          (ii) All Goods and Inventory, and all documents of title of at any time evidencing or representing a part thereof, including all inventories of raw materials, work-in-process, finished goods, and merchandise, materials and supplies and all other personal property and assets of every kind and description held for sale, rental or lease or held to be furnished under contracts for services or consumed in Grantor's business, or in any case held, used or useable in the supply, servicing, advertising, processing, packaging, delivery or shipping of such property;

          (iii) All Equipment, machinery, tools furniture, and fixtures of every sort and spare parts therefor, all storage media containing computer programs and data, and all tools, dies, and molds, and all motor vehicles, trailers, tractors, barges, and ships of every sort and spare parts and accessories therefor, whether or not titled or certificated;

          (iv) All General Intangibles, including Payment Intangibles, all computer programs, data and databases, leases, licenses, claims and causes of action against others (whether in litigation, settlement or otherwise), and tax refunds, and all summaries, compilations, mailing and customer, client or supplier lists, and other supporting evidence records relating to the business, assets, liabilities or capital of Grantor, and all disks, files, tapes, printouts, books, records, periodicals, directories, publications and other documents and media where the foregoing is stored or embodied, and all patents, patent applications, trademarks, trademark applications, trade secrets, trade names, service marks, trade styles, and copyrights, in each case whether or not registered, licensed or filed;

          (v) All rights under all licenses, permits, leases, contracts, governmental approvals, franchises, applications for any of the foregoing, renewals of any of the foregoing, and similar rights or privileges or immunities;

          (vi) (A) all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed to Grantor in respect of or in exchange



                                  Page 2 of 17
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     for any shares or other capital stock or trust, partnership or limited liability company interests, all Investment Property, Certificated Securities, Uncertificated Securities, Security Entitlements, Securities Accounts, securities accounts, margin accounts, financial assets, hedging contracts, options contracts, and futures contracts; (B) any and all distributions made to Grantor in respect of any such shares or capital stock, or trust, partnership or limited liability company interests, whether in cash or in kind, by way of dividends or stock splits, or pursuant to a merger or consolidation or otherwise, or any substitute security issued to Grantor upon conversion, reorganization or otherwise; and (C) any and all other property hereafter delivered to Grantor or Secured Party in substitution for or in addition to any of the foregoing (including without limitation all securities issued pursuant to any shareholder agreement, stock purchase agreement, partnership agreement, trust agreement or indenture, limited liability company operating agreement, stock purchase rights or other agreement to which Grantor may now or hereafter be a party, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof);

          (vii) All of Grantor's property in the possession, custody or control of Secured Party in any way, whether or not for safekeeping, custody, pledge, transmission, collection or otherwise;

          (viii) All funds paid to Secured Party or in transit to any deposit account or fund established by Grantor, and any securities in which such funds may be invested; and

          (ix) All cash and non-cash proceeds and products of the foregoing, all proceeds from insurance on any of the foregoing, all goodwill associated with the foregoing, all additions and accessions to and replacements and substitutions for any of the foregoing, everything that becomes (or is held for the purpose of being) affixed to or installed in any of the foregoing, and all products, rents, income, dividends, royalties, and profits of or from any of the foregoing.

     This Agreement is made and given to secure, and shall secure, the payment and performance of, whether arising by the Guaranty or otherwise, (i) any and all indebtedness, obligations and liabilities of the Grantor to the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to the Guaranty of Garcia and (ii) any and all reasonable expenses and charges, legal or otherwise, suffered or incurred by the Secured Party in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being herein referred to as the "Obligations").

     2. DEFINED TERMS. The term "Loan Documents" and all other capitalized terms used herein but not otherwise defined herein have the meanings given them in the Loan Agreement. All capitalized terms used and not otherwise defined herein or in the Loan Agreement have the meanings given them in the Uniform Commercial Code as in effect from time to time in the State of Illinois ("UCC"). To the extent the provisions of this Agreement



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conflict with the provisions of the Loan Agreement, the Loan Agreement shall govern. The prior sentences notwithstanding, any reference to any agreement, document, or instrument, including this Agreement, any other Loan Document and any agreement, document or instrument defined herein or therein, means such agreement, document, or instrument as it may have been or may be amended, restated, extended, renewed, replaced, or otherwise modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments thereto and instruments incorporated therein, if any.

     3. POSSESSION OF COLLATERAL. Until the occurrence of an Event of Default, Grantor may have possession of all Collateral except for Collateral which is in the possession of Secured Party or Collateral which Secured Party must possess in order to have a perfected first priority Security Interest therein, and Grantor may use each item of the Collateral in its possession in any lawful manner not inconsistent with this Agreement, the other Loan Documents or with any policy of insurance covering the same.

     4. GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to the Secured Party the following:

          4.1. NAME; JURISDICTION; TAXPAYER ID NUMBER. The correct corporate name and jurisdiction of formation of the Grantor is set forth in the first paragraph of this Agreement, and the Grantor does not conduct and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name or other fictitious name other than those set forth on Schedule A attached hereto; and in any event, the only trade name or style under which Grantor sells Inventory or creates Accounts, or to which instruments in payment of Accounts are made payable, is the name which identifies Grantor as aforementioned. The Internal Revenue Service taxpayer identification number of the Grantor and the organizational identification number of the Grantor issued by the Grantor's jurisdiction of formation are set forth on Schedule A attached hereto.

          4.2. OFFICES; PLACES OF BUSINESS. Grantor's chief executive office and principal place of business and the books and records relating to all Accounts and the Collateral is located at the address set forth on Schedule
     A. All addresses (including applicable counties) of all other places of business of the Grantor shall at all times be additionally listed on Schedule A. Unless Secured Party otherwise consents in writing, all of the tangible Collateral will be kept at Grantor's chief executive office or such other places of business described in the Loan Agreement, including Collateral which is movable when the same is not in use; and without Grantor first making arrangements satisfactory to Secured Party to protect Secured Party's Security Interest therein, Grantor will not place any of the tangible Collateral in any other location. No Collateral shall at any time be in the possession or control of any warehouseman, bailee or any of Grantor's agents or processors without Secured Party's prior written consent and unless Secured Party, if Secured Party has so requested, has received warehouse receipts or bailee letters satisfactory to Secured Party prior to the commencement of such storage. Grantor shall, upon the request of Secured Party, notify any such warehouseman, bailee, agent or



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     processor of the Security Interests created hereby and shall instruct such person to provide a written agreement to Secured Party that such person holds all such Collateral for Secured Party's account subject to Secured Party's instructions.

          4.3. NAME, ENTITY OR OFFICE CHANGES. If Grantor intends to change its name, change its structure, change the location of Grantor's chief executive office, create new or otherwise amend its trade names or trademarks, change its state of organization, or open other places of business, Grantor will, prior to taking any such action, provide Secured Party no less than thirty (30) days prior written notice of the same and, prior to taking any such action, will promptly execute such additional documents as Secured Party may reasonably request in order to maintain a fully perfected first priority Security Interest in favor of Secured Party in the Collateral, excepting only Permitted Security Interests (as defined in the Loan Agreement).

          4.4. INSURANCE. Grantor will keep the Collateral insured in accordance with the terms of the Loan Agreement.

          4.5. COLLATERAL NOT TO BECOME FIXTURES. Without first making arrangements satisfactory to Secured Party to protect its Security Interest, Grantor will not allow the Collateral to become affixed to or installed in any property (including but not limited to any real estate) except, however, to or in other items of Collateral or as otherwise permitted by the terms of the Loan Agreement.

          4.6. CONDITION OF COLLATERAL; DISPOSAL OF COLLATERAL. Grantor will keep the Collateral in the condition required under the terms of the Loan Agreement. Grantor will not transfer, convey or otherwise dispose of any Collateral (or any interest therein) unless and only to the extent permitted herein or by the Loan Agreement.

          4.7. LIENS. Grantor is the lawful owner of the Collateral free and clear, and will keep free and clear, of all security interests, liens, encumbrances, registered pledges, adverse claims, voting trust restrictions and any other claims of others except with respect to Permitted Security Interest or as otherwise disclosed to Secured Party in the Loan Agreement. Grantor will pay and discharge all taxes assessed on the Collateral in accordance with the terms of the Loan Agreement.

          4.8. COLLATERAL DISPOSITION. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except (i) with respect to Permitted Security Interests,
     (ii) in the ordinary course of Grantor's business or (iii) upon the prior written consent of Secured Party, to be withheld, conditioned or delayed by Secured Party in Secured Party's sole discretion

          4.9. AUTHORIZATION. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral. Grantor's articles of incorporation and bylaws do not prohibit execution of this Agreement by Grantor or any term or condition contained in this Agreement.

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          4.10.  BINDING EFFECT. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     5. INSPECTION. Secured Party and any of its authorized agents may examine and inspect the Collateral in accordance with the terms of the Loan Agreement.

     6. DISBURSEMENT DIRECTLY TO SELLER OF COLLATERAL. To the extent, if any, that Grantor has advised Secured Party that any of the Collateral is being acquired with proceeds of any loan, advance or other financial accommodation from Secured Party, such proceeds may be disbursed by Secured Party directly to the seller of such Collateral.

     7. ADVERSE CONDITIONS AFFECTING COLLATERAL. Grantor will notify Secured Party within 30 days of becoming aware of any material adverse fact or condition which bears upon the value of the Collateral including any adverse fact or condition, or the occurrence of any event, which (i) bears upon the collectibility of any material Account including the ability of any Account Grantor to perform under any agreement evidencing any material Account (including the bankruptcy, insolvency or failure of any Account Grantor to pay its debts as they become due), or (ii) causes material loss or depreciation in the value of any material item of the Collateral and the amount of such loss or depreciation. Grantor will provide such additional information to Secured Party regarding the amount of any loss or depreciation in value of the Collateral as Secured Party may reasonably request from time to time.

     8. PROTECTION OF SECURITY INTEREST. Secured Party may, at Grantor's sole cost, file a copy of this Agreement or a Financing Statement in any public office deemed necessary by Secured Party to perfect or continue its Security Interest in the Collateral, and Grantor hereby ratifies any such Financing Statement previously filed by Secured Party and irrevocably authorizes Secured Party to do any of the foregoing. Grantor will execute or cause the execution of such additional Financing Statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Secured Party) and do such other acts and things, including execution of applications and certificates of title naming Secured Party as a secured party and delivery of same to Secured Party, as Secured Party may from time to time request or deem necessary to establish and maintain a valid and perfected Security Interest in the Collateral, subject only to the Permitted Security Interests. Grantor will, immediately upon Secured Party's reasonable request, place a durable notice of the existence of Secured Party's Security Interest, in form and by means reasonably acceptable to Secured Party, upon such items of the Collateral as are designated by Secured Party. Grantor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating Secured Party has a Security Interest in the Chattel Paper. Grantor will not file any document releasing Secured Party's Security Interest in any of the Collateral without the prior written authorization of Secured Party.

     9. PRESERVATION OF COLLATERAL; EXPENDITURES. After first giving notice to Grantor, Secured Party may perform any obligation of Grantor hereunder or under any other Loan Document which Grantor fails to perform; provided, however, that after the

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occurrence of an Event of Default and during the continuance, Secured Party will not be obligated to provide Grantor with any such notice. After first giving notice to Grantor, Secured Party may, in its commercially reasonable judgment at any time, take any other action which it reasonably deems necessary for the maintenance or preservation of any of the Collateral or the Security Interest of Secured Party therein, including the payment and discharge of taxes, liens, security interests and encumbrances of any kind against the Collateral, or the procurement of insurance; provided, however that after the occurrence of an Event of Default and during the continuance, Secured Party will not be obligated to provide Grantor with any such notice. Any actions taken by Secured Party pursuant to this Section will not be deemed a waiver of any Event of Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party may adjust, settle or cancel claims under any policy of insurance covering items of the Collateral and endorse any draft received in connection therewith in payment of a loss or otherwise. Grantor agrees to reimburse Secured Party on demand for all costs and expenses incurred or paid by Secured Party pursuant to this Section, together with interest thereon at the highest default or post-maturity rate provided in the Loan Agreement or the Notes. Any amounts, until so reimbursed to Secured Party, will, without further action by Secured Party or Grantor, be added to and become a part of the Obligations and secured hereby. Secured Party may, for the foregoing purposes, act in its own name or that of Grantor. Grantor hereby grants to Secured Party its power of attorney, irrevocable so long as any of the Obligations are outstanding, to take any of the actions described or permitted by this Section. Secured Party is not obligated to exercise its rights under this Section and will not be liable to Grantor for any failure to do so.

     10. LIMITATION OF OBLIGATION OF SECURED PARTY. Secured Party shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Secured Party's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Secured Party shall have no responsibility for: (a) any change in the market value of the Collateral or for the collection or protection of any income and proceeds from the Collateral; (b) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral; or (c) informing Grantor about any of the above, whether or not Secured Party has or is deemed to have knowledge of such matters. Secured Party will be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession (even if it fails to sell or convert Collateral which is falling in market value) if Secured Party treats such Collateral in substantially the same way that Secured Party treats the collateral of its other customers when dealing with similar types of collateral under similar circumstances. The failure of Secured Party to preserve or protect any rights with respect to any of the Collateral against other parties will not be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     11. DEFAULT. The term "Event of Default" has the meaning as set forth in the Loan Agreement and thus the occurrence and continuance of any event of or the existence of any condition which is specified as an Event of Default under the Loan Agreement shall constitute an Event of Default hereunder.

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     12.  REMEDIES. Upon the occurrence and during the continuation of an Event of Default, Secured Party will have and may exercise any or all of its rights and remedies as provided in the Loan Agreement and in the other Loan Documents, at law or in equity, including any or all of its rights and remedies against any Guarantor, and/or treat all of Grantor's property in Secured Party's possession as part of the Collateral to secure payment of the Obligations, in addition to exercising any one or more of the following rights and remedies:

          (i) Declare all Obligations immediately due and payable, without notice of any kind to Grantor.

          (ii) Utilize any and all of its rights and pursue any and all of its remedies under the UCC, under any other applicable law, at equity, or pursuant to this Agreement and the other Loan Documents with respect to the Collateral.

          (iii) Register any securities included in the Collateral in Secured Party's name and exercise any rights normally incident to the ownership of securities.

          (iv) Maintain a judicial suit for foreclosure and sale of the Collateral.

          (v) Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Secured Party as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     All of Secured Party's rights and remedies, whether evidenced by this Agreement, the Loan Agreement or other Loan Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Secured Party's right to declare an Event of Default and to exercise its remedies hereunder. Grantor agrees that, to the extent notice of sale shall be required by applicable law, ten (10) days notice shall constitute commercially reasonable notification.

     13. CERTIFICATE REGARDING COLLATERAL. Upon the occurrence and during the continuation of an Event of Default, whenever Secured Party so requires, Grantor will execute and deliver to Secured Party a certificate, in form and detail satisfactory to Secured Party and signed by a knowledgeable officer of Grantor, scheduling all material Collateral, as Secured Party may reasonably require, together with such copies of invoices (with evidence of shipment attached), if available, original purchase orders, service contracts, bills of lading, original warehouse receipts or similar documents of title, pertaining to Grantor's Accounts and Inventory as Secured Party may reasonably require.

     14. INVESTMENT PROPERTY AS COLLATERAL. If any of the property which is part of the Collateral is, from time to time, Investment Property:

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          14.1.  Grantor agrees (a) to deliver immediately to the Secured Party or the Secured Party's nominee all certificates evidencing any of the Investment Property which may at any time come into the possession of Grantor, (b) to execute and deliver to the Secured Party such financing statements as the Secured Party may request with respect to the Investment Property, and, additionally, however, Grantor hereby authorizes Secured Party to file any such financing statements as Secured Party deems necessary or appropriate in Secured Party's sole discretion without the need for Grantor's signature or further approval as provided for in Section 8 hereof, (c) to take such other steps as the Secured Party may from time to time reasonably request to perfect the Secured Party's security interest in the Investment Property under applicable law, including, but not limited to, (i) with respect to any portion of the Investment Property which may constitute uncertificated securities, to obtain the agreement of issuer of such securities to transfer or dispose of the securities only upon Secured Party's instructions without Grantor's further consent and (ii) with respect to any portion of the Investment Property which may constitute a "security entitlement" (as defined in the UCC), to, in the Secured Party's sole discretion, obtain an agreement of the "securities intermediary" (as defined in the UCC) to transfer or dispose of such security entitlement only upon Secured Party's instructions without the further consent of Grantor.

          14.2. Upon the occurrence of an Event of Default, Secured Party may transfer or register the Investment Property into its name or the name of its nominee for so long as the Investment Property remains part of the Collateral.

          14.3. The issuer of any Investment Property which is part of the Collateral is hereby granted the authority to make the transfer or registration pursuant to Section 14.2 of this Agreement into Secured Party's name or the name of Secured Party's nominee, without the consent of or further instruction from the Grantor.

          14.4. Secured Party has the sole right to vote any Investment Property which is Collateral with regard to any proposed amendment to the Charter Documents of the issuer of such Investment Property which could reasonably be expected to have an adverse effect on the Secured Party. Otherwise, Grantor has the sole right to vote such Investment Property except upon the occurrence and during the continuance of an Event of Default.

          14.5. All income from the Investment Property is to be paid and delivered to Grantor; provided, however, that any Investment Property received by Grantor by reason of Grantor's ownership of the Investment Property pledged hereunder are to be promptly delivered to Secured Party as part of the Collateral, as provided above.

     15. NO RELEASE OR IMPAIRMENT OF COLLATERAL. Secured Party's Security Interest hereunder and Secured Party's rights in connection therewith will continue unimpaired, except with respect to Permitted Security Interests, notwithstanding that Secured Party takes, exchanges or releases the Collateral or other security, releases any person primarily or secondarily liable for any of the Obligations, grants or allows extensions, renewals,



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modifications, rearrangements, restructures, replacements or refinancings thereof, whether or not the same involve modifications to interest rates or other payment terms thereof, or indulgences with respect to the Obligations. Secured Party may apply to the Obligations in such order as Secured Party determines, any proceeds or other amounts received on account of the Collateral pursuant hereto by the exercise of any right permitted under this Agreement, regardless of whether there is any other security for the Obligations. Grantor hereby waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor or any other party to the Obligations or the Collateral

     16. RELEASES. In the event all of the Obligations have been fully and indefeasibly paid, all of the Commitments have been canceled or terminated, all Letters of Credit have expired, and the Secured Party have no other commitment to extend credit or make advances to or for the account of Grantor, and Secured Party has received a written request from Grantor in connection therewith to execute and deliver all applicable UCC termination statements and releases with respect to the Collateral (collectively, the "Releases"), Secured Party will, at Grantor's sole cost and expense (and Grantor will promptly reimburse Secured Party for any reasonable fees and expenses, including but not limited to reasonable legal fees and expenses, incurred in connection with the preparation, review, filing or recording of any such releases or terminations) execute and deliver such Releases to the person and address designated by Grantor in its notice within a commercially reasonable time after Secured Party's receipt of such notice.

     17. NO LIABILITY OF SECURED PARTY FOR CONTRACTS. Anything herein to the contrary notwithstanding: (i) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and
(iii) Neither Secured Party nor Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, or be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     18. FURTHER ASSURANCES. From time to time, Grantor shall execute and deliver to Secured Party such additional documents and will provide such additional information as Secured Party may reasonably require to carry out the terms of this Agreement and be informed of Grantor's status and affairs.

     19. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied all Commitments have been cancelled or terminated and all Letters of Credit have expired.

     20.  MISCELLANEOUS.

          20.1. NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered to Grantor or Secured Party in person or when deposited in the United States mail, postage prepaid, or, in the case of overnight courier services, when delivered to the overnight courier service, or in the case of telecopy notice, when sent, verification received, and in the case of Grantor at the address on the signature page hereto and in the case of Secured Party at the address as set forth on the signature page of the Loan Agreement, or such other address as any party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Grantor or Secured Party in any instance shall entitle Grantor to notice or demand in any other instance.

          20.2. AMENDMENTS AND WAIVERS. No amendment to this Agreement will be effective unless it is in writing and signed by authorized officers of Grantor and Secured Party. No waiver of full compliance with any provision of this Agreement or consent to any departure by Grantor herefrom will be effective unless it is in writing and signed by an authorized officer of Secured Party; provided, however, that any such waiver or consent will be effective only in the specific instance and for the purpose for which given. No failure by Secured Party to exercise, and no delay by Secured Party in exercising, any right, remedy, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise by Secured Party of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

          ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

          20.3. RIGHTS CUMULATIVE. Each of the rights and remedies of Secured Party under this Agreement is in addition to all of their other rights and remedies under applicable law, and nothing in this Agreement may be construed as limiting any such rights or remedies.

          20.4. SUCCESSORS AND ASSIGNS. This Agreement binds Grantor and its successors and assigns and inures to the benefit of Secured Party, and each of their successors, transferees, participants and assignees. Grantor may not delegate or transfer any of its obligations under this Agreement without the prior written consent of Secured Party. With respect to Grantor's successors and assigns, such successors and assigns include any receiver, trustee or debtor-in-possession of or for Grantor.

          20.5. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

          20.6. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Agreement is to be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles; except that the provisions of this Agreement pertaining to the creation or perfection of a security interest in or the enforcement of rights in the Collateral which is located in a state other than the State of Illinois shall governed by the by the laws of such other state. This Agreement is solely for the benefit of the parties hereto and the Lenders and their respective successors and assigns pursuant to the terms of the Loan Agreement, and no other person has any right, benefit, priority or interest under, or because of the existence of, this Agreement.

          20.7. FINAL EXPRESSION; NO COURSE OF DEALING. This Agreement, together with the Loan Agreement, the other Loan Documents and any other agreement executed in connection herewith or therewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance or course of dealing rendered or taken under or with respect to this Agreement, the Loan Agreement or the other Loan Documents will not be relevant to determine the meaning of this Agreement, the Loan Agreement or the other Loan Documents even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          20.8. NEGOTIATED TRANSACTION. Grantor and Secured Party each represent to the other that in the negotiation and drafting of this Agreement each has been represented by and has relied upon the advice of counsel of its choice. Each of Grantor and Secured Party affirm that its counsel has had a substantial role in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by each of Grantor and Secured Party, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

          20.9. SECURED PARTY EXPENSES AND ATTORNEYS' FEES. Grantor will reimburse Secured Party for all expenses incurred by Secured Party in connection with preparation, administration, amendment, modification and in seeking to collect or enforce the Obligations and any other rights under this Agreement or any of the other Loan Documents or under any other instrument, document or agreement evidencing or executed in connection with any of the Obligations, including reasonable attorneys' fees and actual attorneys' expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code, and any expenses incurred on account of damage to any property to which any of the Collateral may be affixed.

          20.10. ASSIGNMENT BY SECURED PARTY. To the extent permitted in the Loan Agreement, Secured Party may grant a participation interest in or assign or transfer to another person any instrument, document or agreement evidencing any of the Obligations and Secured Party's rights under this Agreement, and may deliver all the property which is part of the Collateral and in its possession to the participant, assignee or transferee or to any person acting as agent for Secured Party.

          20.11. PARAGRAPH HEADINGS. The titles to the paragraphs of this Agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Agreement.

          20.12. REINSTATEMENT. This Agreement and any and all Security Interests created or evidenced hereby will continue to be effective or be reinstated, as the case may be, as though such payments had not been made, if at any time any amount received by Secured Party or Lenders in respect of the Obligations is rescinded or must otherwise be restored or returned by Secured Party or Lenders, including upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Grantor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Grantor, any substantial part of its assets, or otherwise.

          20.13. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, GRANTOR AND SECURED PARTY HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN SECURED PARTY AND GRANTOR OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) SECURED PARTY SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST GRANTOR OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION DEEMED NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

          20.14. WAIVER OF JURY TRIAL. GRANTOR AND SECURED PARTY HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
     (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF

     THE GRANTOR AND SECURED PARTY OR EITHER OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. GRANTOR AND SECURED PARTY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GRANTOR OR SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          20.15. SERVICE OF PROCESS. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO GRANTOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGE HERETO, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT SECURED PARTY'S OPTION, BY SERVICE UPON CT CORPORATION, WHICH GRANTOR IRREVOCABLY APPOINTS AS GRANTOR'S SECURED PARTY FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. SECURED PARTY SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID SECURED PARTY TO GRANTOR AT ITS ADDRESS ON THE SIGNATURE PAGES HERETO. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.




     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                             GRANTOR

                                             GARCIA ACQUISITION SUB, INC.,
                                             a Missouri corporation

                                             By:     /s/ WILLIAM W. CANFIELD
                                                   -----------------------------

                                             Name:       William W. Canfield
                                                   -----------------------------

                                             Title:      President
                                                   -----------------------------

                                             WITH A NOTICE ADDRESS OF:

                                              1850 Borman Ct.
                                             -----------------------------------
                                              St. Louis, Missouri 63146
                                             -----------------------------------
                                              Attn: L. Keith Graves
                                             -----------------------------------


                                             AND COPY TO:

                                             Karen W. Fries, Esq.
                                             Bryan Cave LLP
                                             One Metropolitan Square, Suite 3600
                                             St. Louis, Missouri 63102-2750

                                   SCHEDULE A



(a)  Additional Trade or Fictitious Names:

                           N/A
          ------------------------------------------------------

          ------------------------------------------------------

          ------------------------------------------------------


(b)  Taxpayer ID Number:

                           03-0408824
          ------------------------------------------------------


(c)      Chief Executive and principal place of business at:

                 3455 Mill Run Drive, Hilliard, OH 43026
          ------------------------------------------------------


(d)      Additional places of business:

          ------------------------------------------------------

          ------------------------------------------------------

          ------------------------------------------------------

                                    EXHIBIT A

                 COLLATERAL DESCRIPTION FOR FINANCING STATEMENT
    NAMING GARCIA ACQUISITION SUB, INC, A MISSOURI CORPORATION, AS "GRANTOR"
     AND LASALLE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION,
                    ADMINISTRATIVE AGENT, AS "SECURED PARTY"

Grantor hereby grants a Security Interest to Secured Party in all personal property and assets of Grantor, and all of Grantor's rights, title and interest therein, in all cases whether now or hereafter owned or acquired by or consigned to Grantor and wherever located, and whether held by Grantor or any other person (including a securities intermediary) including, but not limited to, the following:

          (i) All Accounts, accounts receivable, Deposit Accounts, promissory notes and other obligations owed to Grantor that arise from the sale, rental or lease of Inventory, goods or other property of Grantor or the rendering of services by Grantor, and all Chattel Paper, Instruments (including Promissory Notes), Documents, drafts, contract rights and acceptances, Health-Care-Insurance Receivables, Letter-of-Credit Rights and other forms of obligations (including but not limited to all obligations that may be characterized as General Intangibles or otherwise under the
     UCC) respecting the rights of Grantor to the payment of money from others and all other rights to the payment of money;

          (ii) All Goods and Inventory, and all documents of title of at any time evidencing or representing a part thereof, including all inventories of raw materials, work-in-process, finished goods, and merchandise, materials and supplies and all other personal property and assets of every kind and description held for sale, rental or lease or held to be furnished under contracts for services or consumed in Grantor's business, or in any case held, used or useable in the supply, servicing, advertising, processing, packaging, delivery or shipping of such property;

          (iii) All Equipment, machinery, tools furniture, and fixtures of every sort and spare parts therefor, all storage media containing computer programs and data, and all tools, dies, and molds, and all motor vehicles, trailers, tractors, barges, and ships of every sort and spare parts and accessories therefor, whether or not titled or certificated;

          (iv) All General Intangibles, including Payment Intangibles, all computer programs, data and databases, leases, licenses, claims and causes of action against others (whether in litigation, settlement or otherwise), and tax refunds, and all summaries, compilations, mailing and customer, client or supplier lists, and other supporting evidence records relating to the business, assets, liabilities or capital of Grantor, and all disks, files, tapes, printouts, books, records, periodicals, directories, publications and other documents and media where the foregoing is stored or embodied, and all patents, patent applications, trademarks, trademark applications, trade secrets, trade names, service marks, trade styles, and copyrights, in each case whether or not registered, licensed or filed;

          (v) All rights under all licenses, permits, leases, contracts, governmental approvals, franchises, applications for any of the foregoing, renewals of any of the foregoing, and similar rights or privileges or immunities;

          (vi) (A) all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed to Grantor in respect of or in exchange for any shares or other capital stock or trust, partnership or limited liability company interests, all Investment Property, Certificated Securities, Uncertificated Securities, Security Entitlements, Securities Accounts, securities accounts, margin accounts, financial assets, hedging contracts, options contracts, and futures contracts; (B) any and all distributions made to Grantor in respect of any such shares or capital stock, or trust, partnership or limited liability company interests, whether in cash or in kind, by way of dividends or stock splits, or pursuant to a merger or consolidation or otherwise, or any substitute security issued to Grantor upon conversion, reorganization or otherwise; and (C) any and all other property hereafter delivered to Grantor or Secured Party in substitution for or in addition to any of the foregoing (including without limitation all securities issued pursuant to any shareholder agreement, stock purchase agreement, partnership agreement, trust agreement or indenture, limited liability company operating agreement, stock purchase rights or other agreement to which Grantor may now or hereafter be a party, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof);

          (vii) All of Grantor's property in the possession, custody or control of Secured Party in any way, whether or not for safekeeping, custody, pledge, transmission, collection or otherwise;

          (viii) All funds paid to Secured Party or in transit to any deposit account or fund established by Grantor, and any securities in which such funds may be invested; and

          (ix) All cash and non-cash proceeds and products of the foregoing, all proceeds from insurance on any of the foregoing, all goodwill associated with the foregoing, all additions and accessions to and replacements and substitutions for any of the foregoing, everything that becomes (or is held for the purpose of being) affixed to or installed in any of the foregoing, and all products, rents, income, dividends, royalties, and profits of or from any of the foregoing.